Exhibit 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b

AMENDED AND RESTATED PRODUCT AGREEMENT

(INGREZZATM (valbenazine))

This Amended and Restated Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated 28 November 2016 between Patheon UK Limited and Neurocrine Biosciences Inc. (the “Master Agreement”), and is entered into 27 June 2017 (the “Effective Date”), between Patheon UK Limited, a corporation existing under the laws of England, having a principal place of business at Kingfisher Drive, Covingham, Swindon, SN3 5BZ, England (“Patheon”) and Neurocrine Biosciences Inc, 12780 El Camino Real, San Diego 92130, California, USA (“Client”).

Each of Patheon and Client agree and acknowledge that the parties entered into a Product Agreement dated 28 November 2016 (the “Prior Agreement”). As of the Effective Date, this Product Agreement amends and restates the Prior Agreement in its entirety; provided that any rights or obligations of either Patheon or Client that were incurred prior to the Effective Date shall continue to be governed by the Prior Agreement.

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications (See Schedule A attached hereto), which may be amended by Patheon and Client from time to time in a manually signed written document.

2.	Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto), which may be amended by Patheon and Client from time to time in a manually signed written document.

3.	Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto), which may be amended by Patheon and Client from time to time in a manually signed written document.

4.	Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto), which may be amended by Patheon and Client from time to time in a manually signed written document.

5.	Yearly Forecasted Volume: […***…]

*** Confidential Treatment Requested

6.	Minimum Annual Revenue. as set out under Section 4.2.2 of the Master Agreement, Client shall be obliged to order and purchase an annual binding minimum amount of Product equal to USD$[…***…] (based on small scale commercial manufacturing) or USD$[…***…] (based on full scale commercial manufacturing) as applicable. If in any Year the amount of Product purchased by Client is less than USD$[…***…] or USD$[…***…] as applicable (i.e. payments of the Price received by Patheon) (“Actual Annual Purchase Amount”) then Client shall pay Patheon the shortfall between USD$[…***…] or USD$[…***…] as applicable and the Actual Annual Purchase Amount. Patheon shall be entitled to invoice Client for any shortfall following 31 December of each Year.

7.	Territory: USA

8.	Manufacturing Site: the facility owned and operated by […***…].

9.	Inflation Index: pursuant to Section 4.2(a) of the Master Agreement, the inflation index is for France, “Indices de salaires mensuels de base des salaries de l’industrie pharmaceutique”, published by Les Entreprises du médicament (LEEM) (for illustration: http://www.leem.org/article/les-indices-des-salaires-de-lindustrie-pharmaceutique ).

10.	Initial Product Term: from the Effective Date until December 31, 2021.

11.	Notices: as set out under Section 13.9 of the Master Agreement

12.	Other Modifications to the Master Agreement: Not applicable

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON UK LIMITED

By:	/s/ Mark Newton
Name:	Mark Newton
Title:	Senior Director Global Contract Services

Date:	July 4, 2017

NEUROCRINE BIOSCIENCES INC.

By:	/s/ David-Alexandre Gros
Name:	David-Alexandre Gros
Title:	President

Date:	July 10, 2017

*** Confidential Treatment Requested

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

[…***…]

*** Confidential Treatment Requested

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

[…***…]

*** Confidential Treatment Requested for pages 4-8.

Omitted pages have been filed separately with the Commission.

SCHEDULE C

ANNUAL STABILITY TESTING

[…***…]

*** Confidential Treatment Requested for pages 9-10.

Omitted pages have been filed separately with the Commission.

SCHEDULE D

ACTIVE MATERIALS

[…***…]

*** Confidential Treatment Requested

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